Exhibit 99.1

BIGBEAR.AI TO BECOME PUBLICLY TRADED COMPANY VIA MERGER WITH GIGCAPITAL4

•	BigBear.ai is a leader in data-driven decision dominance and advanced analytics with roots in the national security and defense community; rapidly expanding into the growing commercial sector

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Provides end-to-end data analytics platform operationalizing artificial intelligence (“AI”) and machine learning (“ML”) at scale, delivering information superiority and decision support for customers in defense, intelligence, and commercial sectors

•	Global AI/ML market projected to grow from $58 billion in 2021 to $310 billion by 2026, at 40% CAGR

•	Transaction values BigBear.ai at a pro forma enterprise value of approximately $1.57 billion, implying 5.6x EV / FY2022E revenue multiple

•	Transaction expected to deliver approximately $330 million in net cash to the BigBear.ai balance sheet at closing

•	Proceeds will fuel commercial growth projects, expand sales and marketing, and fund research and development to accelerate product offerings and inorganic growth through accretive M&A

•	Projected 2021 revenue of $182 million and 43% 2021E – 2025E revenue CAGR, with positive and growing Adj. EBITDA and cash flow

•	Robust backlog of approximately $500 million contracted and near-term opportunities providing substantial growth visibility

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Transaction includes $200 million oversubscribed convertible senior unsecured debt offering, convertible at $11.50/share, which includes investments by funds managed by affiliates of Fortress Investment Group, LLC (“Fortress”), Marathon Asset Management, LP (“Marathon”), and certain funds managed by Highbridge Capital Management, LLC (“Highbridge”)

•	Investor call scheduled for Tuesday, June 8, 2021 at 8:30am ET

Columbia, MD & Palo Alto, CA – June 4, 2021 – BigBear.ai (“the Company”), a leading provider of artificial intelligence, machine learning, cloud-based big data analytics, and cyber engineering solutions, and GigCapital4, Inc. (“GigCapital4”; Nasdaq: GIGGU, GIG, GIGGW), a private-to-public equity (PPE)TM entity also known as special purpose acquisition company (“SPAC”), announced today that they have entered into a definitive merger agreement that will result in BigBear.ai becoming a publicly traded company. The transaction is expected to be completed in the third quarter of 2021, at which time the combined company will be named BigBear.ai, Inc., and is expected to be listed on the Nasdaq. The transaction values the Company, which had $140 million in revenues in 2020, at an enterprise value of approximately $1.57 billion.

Mission-Critical Solutions for Decision Dominance: BigBear.ai, fueled by machine-driven analytics, enables decision-making dominance in real-time. The Company’s solutions enable customers in the defense, intelligence, and commercial sectors to ingest real-time data, generate actionable insights and make informed decisions in complex situations. The Company’s suite of products and capabilities is comprised of three agile modules that can be used on their own or grafted onto a customer’s existing technology: Observe (data ingestion and conflation), Orient (composable machine learning at scale), and Dominate (visual anticipatory intelligence and optimization).

Dr. Reggie Brothers, Chief Executive Officer of BigBear.ai, said: “Our end-to-end data-driven decision dominance technology provides clarity and insight in complex environments – we empower customers to make the best decisions fast through exploratory analytics and anticipatory intelligence. This is an absolutely mission critical service for our defense and intelligence customers, who trust BigBear.ai in situations where there is little margin for error. We also see a ripe opportunity in the growing commercial market, as companies dedicate their budget to technology that allows them to harness the power of AI and ML for predictive analytics and forecasting capabilities to manage risk and capitalize on opportunities. In GigCapital4, we found a like-minded strategic partner that shares our vision for the future of data-driven decision dominance, and this business combination will help us drive growth as a public company. We have momentum and multiple paths for growth, and we are excited to be embarking on this next chapter.”

“We are thrilled to partner with the BigBear.ai team to use our unique TMT focused, Private-to-Public Equity (PPE)™ platform to bring such an exceptionally strong company to the public markets,” said Dr. Raluca Dinu, Founding Managing Partner of GigCapital Global and CEO of GigCapital4. “As a public company, BigBear.ai will have a stronger capital structure to invest in additional technology development, expand commercial R&D and business development teams, and accelerate growth both organically and through acquisitions. The combination of BigBear.ai and GigCapital4 brings unique, attractive, and promising opportunities to all stockholders and stakeholders, while substantiating our commitment to support artificial intelligence and machine learning technologies, which we believe is one of the highest-impact technology verticals of our lifetime.”

Jeffrey Hart, Principal at AE Industrial Partners, said: “In a world where the complexity and variety of data is increasing exponentially, the Company’s AI-powered technology allows its customers to make sense of the world around them. With a truly differentiated position and platform in the market, we believe this transaction will provide the necessary resources for the team at BigBear.ai to fully realize its vision and potential.”

Kirk Konert, Partner at AE Industrial Partners, said: “We are excited to continue our partnership with the BigBear.ai team in this next phase of their growth. As agencies and companies across the world deal with the proliferation of data and cyber threats, BigBear.ai will be able to leverage its deep customer intimacy and technology to pursue an even broader range of contracts and penetrate new targeted industry verticals.”

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Client-Focused, Specialized Management and Workforce: The executive team will continue to be led by Dr. Reggie Brothers, Chief Executive Officer. The BigBear.ai team has decades of experience as science and technology innovators and deep public sector experience in artificial intelligence, machine learning and big data analytics. The team has direct experience working in high pressure, critically important situations, with 92% of the Company’s workforce possessing secret-level or higher U.S. government security clearance levels, which has cemented the Company’s position as a critical partner among the most vital defense and intelligence organizations.

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Large and Rapidly Growing Addressable Market: BigBear.ai has robust opportunities in the global AI/ML market, which is projected to grow from $58 billion in 2021 to $310 billion by 2026. The Company expects its addressable market to grow as it expands into critical and high-growth adjacent market arenas. BigBear.ai is targeting growth in select commercial verticals, including infrastructure, energy, transportation and logistics in the near term, followed by the media, healthcare and financial services verticals. BigBear.ai will continue to consider M&A targets to strategically build its capabilities and accelerate penetration into target markets. Growth through M&A has not been factored into the Company’s financial projections.

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Proven “Land and Expand” Customer Strategy: BigBear.ai has executed a successful “land and expand” strategy with its customers and has a proven record of growing customer relationships with new products and solutions. With a 93% new business win rate and a 100% recompete win rate, the Company’s existing contracts provide secure growth and position BigBear.ai for future wins through proven performance.

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Robust Backlog and Pipeline Driving Projected Growth; Adjusted EBITDA and Cash Flow Positive: The Company’s current contracted backlog is approximately $500 million, with a robust pipeline of near-term opportunities of approximately $4.5 billion. Revenue is projected to grow from $182 million in 2021 to $764 million in 2025, a 43% compound annual growth rate (“CAGR”). Adjusted EBITDA is projected to grow from $23 million in 2021 to $159 million in 2025, a 63% CAGR, driven by high margin commercial revenue. Free cash flow is projected to grow from $18 million in 2021 to $120 million in 2025, a 60% CAGR.

Transaction Overview

Upon closing of the transaction, the Company is expected to have approximately $330 million in cash, providing the capital flexibility needed to support organic and inorganic growth.

The cash component of the purchase price to be paid to the equity holders of BigBear.ai is expected to be funded by GigCapital4’s cash in trust (minus any redemptions by public stockholders), and a $200 million convertible senior unsecured note private placement with institutional investors including Fortress, Marathon, and Highbridge. The 5-year unsecured convertible notes, which shall bear interest at a rate of 6% per annum, are convertible into common shares of the combined company at a conversion price of $11.50.

Assuming no GigCapital4 public stockholders elect to redeem their shares, existing BigBear.ai stockholders, including AE Industrial Partners, an investment firm specializing in the aerospace, defense & government services, space, power generation, and specialty industrial markets, are expected to own approximately 73% of the combined company, with GigCapital4 sponsors expected to own 6% and public stockholders 21% of the combined company, respectively. AE Industrial Partners will remain a significant stockholder in BigBear.ai following the completion of the proposed merger.

The transaction, which has been unanimously approved by GigCapital4’s Board of Directors, is expected to close in the third quarter of 2021, subject to, among other things, the approval by GigCapital4 stockholders, regulatory approvals, and the satisfaction or waiver of other customary closing conditions, including a minimum cash condition of $300 million.

Additional information about the proposed transaction, including copies of the merger agreements and investor presentation, will be provided in Current Reports on Form 8-K to be filed by GigCapital4 with the Securities and Exchange Commission and available at www.sec.gov.

Investor Conference Call and Webcast

Management of BigBear.ai and GigCapital4 will host an investor webcast and conference call on Tuesday, June 8, 2021, at 8:30am ET to discuss the proposed transaction and review an investor presentation. For those investors who wish to participate, the conference call can be accessed by calling (800) 891-3968 or (785) 424-1675 and providing the Conference ID: 59513. The webcast can be accessed by visiting https://www.gigcapital4.com or https://bigbear.ai. For materials and information, visit https://www.gigcapital4.com.

Advisors

William Blair is serving as exclusive financial advisor, Kirkland and Ellis LLP is serving as legal counsel, and Grant Thornton is serving as auditor to BigBear.ai. Oppenheimer & Co Inc. is serving as Capital Markets Advisor and Placement Agent, and BMO Capital Markets is serving as Exclusive Financial Advisor, DLA Piper LLP (US) is serving as legal counsel, and BPM LLP is serving as auditors to GigCapital4. Mayer Brown LLP is serving as legal counsel to Oppenheimer & Co Inc., BMO Capital Markets and William Blair.

About BigBear.ai

A new leader in decision dominance, BigBear.ai is operationalizing artificial intelligence and machine learning at scale through our end-to-end data analytics platform. We deliver superior information and decision support to customers in the private and public sectors through our modular suite of big data analytics and solutions. Each of our three products can be used on its own or together, including in conjunction with a customer’s existing technology: Observe (data ingestion and conflation), Orient (composable machine learning at scale), and Dominate (visual anticipatory intelligence and optimization).

BigBear.ai’s customers, which include the U.S. Intelligence Community, Department of Defense and U.S. Federal Government, as well as commercial customers across verticals such as infrastructure, energy, maritime transportation and logistics, rely on BigBear.ai’s advanced technology solutions to analyze information, identify and manage risk, and optimize solutions to complex problems, leading to better decision making. Headquartered in Columbia, Maryland, BigBear.ai has additional locations in Virginia, Massachusetts, Michigan, and California.

About GigCapital4

GigCapital4 is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company (SPAC), focusing on the technology, media and telecommunications (TMT) and sustainable industries. It was sponsored by GigAcquisitions4, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

“Private-to-Public Equity (PPE)” is a trademark of GigFounders, LLC, an affiliate GigCapital4, and is used pursuant to agreement.

About AE Industrial Partners

AE Industrial Partners is a private equity firm specializing in Aerospace, Defense & Government Services, Space, Power Generation, and Specialty Industrial markets. AE Industrial Partners invests in market-leading companies that can benefit from its deep industry knowledge, operating experience, and relationships throughout its target markets. AE Industrial Partners is a signatory to the United Nations Principles for Responsible Investing. Learn more at www.aeroequity.com.

Additional Information and Where to Find It

In connection with the proposed business combinations, GigCapital4 intends to file with the SEC a preliminary proxy statement under the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GigCapital4 will subsequently mail a definitive proxy statement relating to the proposed business combination to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Additional information about the proposed business combinations and related transactions will be described in GigCapital4’s Current Report on Form 8-K and proxy statement relating to the proposed business combination and the respective businesses of GigCapital4 and BigBear.ai, which GigCapital4 will file with the Securities and Exchange Commission (the “SEC”). The proposed business combination and related transactions will be submitted to stockholders of GigCapital4 for their consideration. GigCapital4’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about BigBear.ai, GigCapital4 and the proposed business combination and related transactions. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of GigCapital4 as of a record date to be established for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by GigCapital4, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital4, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Participants in Solicitation

BigBear.ai, GigCapital4 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital4’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital4’s directors and executive officers is available in its final prospectus prepared and filed with the SEC on February 10, 2021 under Rule 424(b)(4) promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and related to its previously filed Registration Statement on Form S-1. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements related to the proposed business combination and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor the Company presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this press release, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and the Company assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and the Company may elect to update these forward-looking statements at some point in the future, GigCapital4 and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measure and Related Information

The financial information and data contained in this press release is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by GigCapital4 with the SEC. Some of the financial information and data contained in this press release, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as of any date of calculation, the consolidated pro forma earnings of the Company and its subsidiaries, before finance income and finance cost (including bank charges), tax, depreciation and amortization calculated from the audited consolidated financial statements of such party and its subsidiaries (prepared in accordance with GAAP), transaction fees and other non-recurring costs. Similar excluded expenses may be incurred in future periods when calculating these measures. GigCapital4 and BigBear.ai believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. GigCapital4 and BigBear.ai believe that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating projected operating results and trends in and in comparing BigBear.ai’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Contact Information

For BigBear.ai:

Reevemark

Paul Caminiti/Delia Cannan/Pam Greene

212-433-4600

bigbear.ai@reevemark.com

For GigCapital4:

ICR

Brian Ruby

Brian.ruby@icrinc.com